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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2000



                           SARATOGA RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

                                      TEXAS

                 (State or other jurisdiction of incorporation)

          0-27563                                         76-0314489
  (Commission File Number)                     (IRS Employer Identification No.)

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                         301 Congress Avenue, Suite 1550
                               Austin, Texas 78701
           (Address of principal executive office, including zip code)

                                 (512) 478-5717
              (Registrant's telephone number, including area code)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS
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         The Board of  Directors of Saratoga  Resources,  Inc.  (the  "Company")
decided that the Company will select a regional accounting firm as the Company's principal independent accountant to audit the Company's consolidated financial
statements   for  the  1999  fiscal  year;   and  thus,  the  Company  will  not
re-appointment Ernst & Young LLP ("E&Y") as the Company's principal independent account. However, with regard to completion of the Company's Form 10-SB (which has yet to reach the no comment stage) the Company and E&Y agree that the Company will continue to employ E&Y.

         The reports of E&Y on any of the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.1

         In connection with any audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1998, and in any subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the matter in their report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company and E&Y.

         Pursuant to Item 4(a) of Form 8-K and Item 304(a)(3) of Regulation S-K, the Company has provided E&Y with a copy of this Form 8-K and has requested E&Y to furnish the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, to state the respects in which E&Y does not agree with such statements.



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(1) On March 29,  1999,  the Board of  Directors  of the  Company's  Predecessor
determined not to engage Hein and Associates to audit its consolidated financial statements as of and for the year ended December 31, 1998 and instead selected E&Y to provide this service. Thus, E&Y did not become the Predecessor's independent accountant to audit consolidated financial statements until March 29, 1999.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SARATOGA RESOURCES, INC.
                                    (Registrant)







Date:  March 24, 2000               By: /s/ Thomas F. Cooke
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                                        Thomas F. Cooke, Chief Executive Officer